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                                                                   EXHIBIT 10.01

                                 DoveBid, Inc.
                            1999 Stock Option Plan

          1.  Adoption and Purpose of the Plan.  This stock option plan (this
              --------------------------------
"Plan") has been adopted by the Board of Directors of DoveBid, Inc. (the "Company"), and is subject to the approval of its shareholders pursuant to
Section 7 below. The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain qualified directors, officers, employees, independent contractors, consultants and advisers by providing them with an opportunity for investment in the Company. The Options that may be granted pursuant to this Plan represent the right to acquire Shares of the Company's common stock, subject to the terms and conditions of this Plan and a written agreement between the Company and the Optionee to evidence each Option (an "Option Agreement").

          2.  Certain Definitions.  Capitalized terms not otherwise defined in
              -------------------
this Plan will have the meanings set forth in Exhibit A to this Plan.

          3.  Eligibility.  The Company may grant Options under this Plan only
              -----------
to (a) persons who, at the time of such grant, are directors, officers or employees of the Company or any Subsidiary, and (b) natural persons who, and entities which, at the time of such grant, are independent contractors, consultants or advisers of the Company or any Subsidiary and who perform bona fide services on its behalf other than in connection with capital-raising transactions (collectively, "Eligible Participants"). No person or entity will be an Eligible Participant following his, her or its Termination of Eligibility Status. Subject to Section 4 below, there is no limitation on the number of Options that may be granted to an Eligible Participant.

          4.  Option Pool; Shares Reserved for Options.  The Company will not
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issue, in the aggregate, more than 12,500,000 Shares (the "Option Pool")
pursuant to the exercise of all Options granted under this Plan, exclusive of those Option Shares that may be reacquired by the Company by repurchase or otherwise; provided that in order to comply with the requirements of Section
260.140.45 of Title 10 of the California Code of Regulations (the "30% Rule"), at no time will the total number of Shares that are issuable upon the exercise of all outstanding Options granted under this Plan (or under any other outstanding options or warrants issued by the Company, together with the total number of Shares provided for under any stock bonus or similar plan of the Company) in the aggregate exceed 30% of the total number of then issued and outstanding Shares of the Company, unless approved by the holders of at least two-thirds of the outstanding Shares of the Company, as calculated in accordance with the conditions and exclusions of the 30% Rule. At all times while Options granted under this Plan are outstanding, the Company will reserve for issuance a sufficient number of authorized and unissued Shares to fully satisfy the Company's obligations under all such outstanding Options.

          5.  Administration.  This Plan will be administered and interpreted by
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the Board, or by a committee consisting of two or more members of the Board, appointed by the Board for such purpose (the Board, or such committee, is referred to as the "Administrator"). Subject to the express terms and conditions hereof, the Administrator is authorized to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for its administration and interpretation. Specifically, the Administrator will have full and final authority in its discretion, subject to the specific limitations on that discretion as are set forth herein and in the Certificate of Incorporation and Bylaws of the Company, at any time:

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              (a) To select and approve the Eligible Participants to whom
Options will be granted from time to time hereunder;

              (b) To determine the Fair Market Value of the Shares as of the Grant Date for any Option that is granted hereunder;

              (c) With respect to each Option it decides to grant, to determine the terms and conditions of that Option, to be set forth in an Option Agreement evidencing that Option (the form of which also will be subject to approval by the Administrator); except to the extent otherwise provided in this Plan, such terms and conditions may vary from the general terms and conditions set forth in
Section 6 below, and may include, without limitation, the following:

                  (i) The total number of Option Shares that may be acquired by the Optionee pursuant to the Option;

                  (ii)   Whether the Option will be treated as an ISO;

                  (iii) The per share purchase price to be paid to the Company by the Optionee to acquire the Option Shares issuable upon exercise of the Option (the "Exercise Price"), provided that the Exercise Price will not be less than 85% of the Fair Market Value of the Shares as of the Grant Date, unless the Optionee is a 10% Shareholder, in which case the Exercise Price will not be less than 110% of such Fair Market Value;

                  (iv) The maximum period during which the Option will be exercisable (the "Option Term"), provided that in no event may the Option Term be longer than ten years from the Grant Date;

                  (v) The maximum period following any Termination of Eligibility Status, whether resulting from an Optionee's death, Disability or any other reason, during which period (the "Grace Period") the Option will be exercisable, subject to Vesting and to the expiration of the Option Term, provided that in no event may the Administrator designate a Grace Period that is shorter than six months after such Termination of Eligibility Status by reason of the Optionee's death or Disability, or 30 days after such Termination of Eligibility for any other reason, except in the event of a Termination for Cause, in which case no Grace Period will be required (i.e., the Option will terminate immediately);

                  (vi) Whether to accept a promissory note or other form of legal consideration instead of cash as payment of all or a portion of the Exercise Price or Tax Withholding Liability to be paid by the Optionee upon the exercise of an Option;

                  (vii) The conditions (e.g., the passage of time or the occurrence of events), if any, that must be satisfied prior to the vesting of the right to exercise all or specified portions of an Option (such portions being described as the number of Option Shares, or the percentage of the total number of Option Shares, that may be acquired by the Optionee pursuant to the Option; the vested portion being referred to as a "Vested Option" and the unvested portion being referred to as an "Unvested Option"), provided that no such condition (except an Optionee's Termination of Eligibility Status) may be imposed which prevents an Optionee who is an employee, but who is neither an officer or director, of the Company or any Subsidiary, from purchasing at least 20% of the Option Shares initially subject to the Option as of the first anniversary of the Grant Date, and as of

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each anniversary thereafter, such that by the fifth anniversary of the Grant
Date (assuming no Termination of Eligibility Status) the entire Option would be a Vested Option; and

                  (viii) In addition, or as an alternative, to imposing conditions on the right to exercise an Option as provided in Section 5(c)(vii) above, the Board may determine whether any portion of the Option Shares acquired by an Optionee upon exercise of an Option will be subject to repurchase by the Company or its assigns pursuant to Section 6.8(c) below at the Exercise Price paid for such Shares or at some other price that may be less than the Fair Market Value of such Shares (such Shares, if subject to repurchase at less than Fair Market Value, being referred to as "Unvested Shares") following a Termination of Eligibility Status or other designated event, and the conditions (e.g., the passage of time or the occurrence of events), if any, that must be satisfied for such Shares to be no longer subject to such right of repurchase at less than Fair Market Value (such Shares being referred to as "Vested Shares"); provided that no such conditions (except an Optionee's Termination of Eligibility Status) may be imposed which prevent Unvested Shares held by an employee, who is neither an officer or director, of the Company or any Subsidiary, from becoming Vested Shares at the rate of at least 20% per year following the Grant Date, such that by the fifth anniversary of the Grant Date (assuming no earlier Termination of Eligibility Status) all of the Shares would be Vested Shares; and

              (d) To delegate all or a portion of the Administrator's authority under Sections 5(a), (b) and (c) above to one or more members of the Board who also are executive officers of the Company, subject to such restrictions and limitations as the Administrator may decide to impose on such delegation.

          6.  General Terms and Conditions of Options.  Unless otherwise
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expressly provided to the contrary in an Option Agreement based on the
Administrator's determination pursuant to Section 5(c) above, the following terms and conditions will be deemed to apply to each Option as if expressly set forth in the Option Agreement:

            6.1  ISO.  No Option will be treated as an ISO unless treatment as
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an ISO is expressly provided for in an Option Agreement and such Option satisfies the conditions of Section 422(b) of the Code.

            6.2  Option Term.  The Option Term will be for a period of ten years
                 -----------
beginning on the Grant Date.

            6.3  Grace Periods.  Following a Termination of Eligibility Status:
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                 (a) The Grace Period will be 30 days, unless the Termination of
Eligibility Status is a result of a Termination for Cause or the death or Disability of the Optionee;

                 (b) The Grace Period will be six months if the Termination of Eligibility Status is a result of the death or Disability of the Optionee; and

                 (c) There will be no Grace Period, and the Option will terminate, effective immediately as of the date and time of a Termination for Cause of the Optionee, regardless of whether the Option is Vested or Unvested.

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          6.4  Vesting.  The Option initially will be deemed an entirely
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Unvested Option, but portions of the Option will become a Vested Option on the following schedule, provided that the Optionee does not suffer a Termination of Eligibility Status prior to any vesting date, and provided further that additional vesting will be suspended during any period while the Optionee is on a leave of absence from the Company or any Subsidiary, as determined by the
Administrator:

                (a) 25% will become a Vested Option as of the first anniversary of the "Vesting Start Date" specified in the Option Agreement (which may be earlier but may not be later than the Grant Date specified therein); and

                (b) An additional 6-1/4th% of the Option will become a Vested Option as of the end of each three-month period thereafter, such that 100% of the Option will be a Vested Option on the fourth anniversary of the Vesting Start Date.

          6.5 Exercise of the Option; Issuance of Share Certificate.
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                (a)  Notice and Payment. The Optionee may exercise the portion
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of the Option that is a Vested Option by giving written notice to the Company, on such form as may be specified by the Administrator, but in any event stating:
(i) the Optionee's intention to exercise the Option; (ii) the date of exercise;
(iii) the number of full Option Shares to be purchased; (iv) the amount and form of payment of the Exercise Price; (v) and such assurances of the Optionee's investment intent as the Company may require to ensure that the transaction complies in all respects with the requirements of the 1933 Act and other applicable securities laws. The notice of exercise must be signed by the person exercising the Option. If the Option is exercised by a representative of the Optionee, the notice will be accompanied by proof satisfactory to the Company of the representative's right to exercise the Option. The notice of exercise will be accompanied by full payment of the Exercise Price for the number of Option Shares to be purchased, in United States dollars, in cash, by check made payable to the Company, or by delivery of such other form of payment (if any) as approved by the Administrator in the particular case.

                (b) Tax Withholding Liability. To the extent required by
                    -------------------------
applicable federal, state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, the Optionee will make arrangements satisfactory to the Company for the payment of any applicable Tax Withholding Liability that may arise by reason of or in connection with such exercise. Such arrangements may include, in the Administrator's sole discretion, that the Optionee tender to the Company the amount of such Tax Withholding Liability, in cash, by check made payable to the Company, or in the form of such other payment as may be approved by the Administrator.

                (c) Stock Certificate. After receiving a proper notice of
                    -----------------
exercise and payment of the applicable Exercise Price and Tax Withholding Liability, the Company will cause to be issued a certificate or certificates for the Option Shares, registered in the name of the person rightfully exercising the Option, and the Company will cause such certificate or certificates to be delivered to such person.

          6.6  Compliance with Law.  Notwithstanding any other provision of this
               -------------------
Plan, Options may be granted pursuant to this Plan, and Option Shares may be issued pursuant to the exercise of Options, only after and on the condition that there has been compliance with all applicable federal and state securities laws. The Company will not be required to list, register or

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qualify any Option Shares upon any securities exchange, under any applicable state, federal or foreign law or regulation, or with the Securities and Exchange Commission or any state agency, or secure the consent or approval of any governmental regulatory authority.

          6.7  Restrictions on Transfer.
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               (a) Options Nontransferable. No Option will be transferable by an
                   -----------------------
Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of a natural person who is granted an Option under this Plan, the Option will be exercisable only by such person.

               (b) Prohibited Transfers. Prior to the Initial Public Offering,
                   --------------------
no Holder of any Option Shares may Transfer such Shares, or any interest therein: (i) except as expressly provided in this Plan; and (ii) other than in full compliance with all applicable securities laws and any applicable restrictions on Transfer provided in the Company's Certificate of Incorporation or Bylaws, which will be deemed incorporated by reference into this Plan. All Transfers of Option Shares not complying with the specific limitations and conditions set forth in this Section 6.7 and Section 6.8 below are expressly prohibited. Any prohibited Transfer is void and of no effect, and no purported transferee in connection therewith will be recognized as a Holder of Option Shares for any purpose whatsoever. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertakings or rights under this Plan, or exercise any other legal or equitable remedy.

               (c) Permitted Transfers. In the case of a Permitted Transfer,
                   -------------------
the conditions set forth in Section 6.7(d) will apply, but the rights of first refusal and repurchase set forth in Section 6.8 below will not apply. For such purposes, a "Permitted Transfer" means any of the following: (i) a Transfer by will or under the laws of descent and distribution; (ii) a Transfer by a Holder of Option Shares to his or her ancestors, descendants or spouse (other than pursuant to a decree of divorce, dissolution or separate maintenance, a property settlement, or a separation agreement or any similar agreement or arrangement with a spouse, except for bona fide estate planning purposes), or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of the Holder and/or such ancestors, descendants or spouse, including any Transfer in the form of a distribution from any such trust, partnership, limited liability company, custodianship or other fiduciary account to any of the foregoing permitted beneficial owners or beneficiaries thereof; or
(iii) a Transfer of Option Shares approved in writing by the Administrator in its sole discretion.

               (d)  Conditions to Transfer.  It will be a condition to any
                    ----------------------
Transfer of any Option Shares that:

                    (i) The Transferee of the Shares will execute such documents as the Company may reasonably require to ensure that the Company's rights under this Plan, and any applicable Option Agreement, are adequately protected with respect to such Shares, including, without limitation, the Transferee's agreement to be bound by all of the terms and conditions of this Plan and such Agreement, as if the Transferee were the original Holder of such Shares; and

                    (ii) The Company is satisfied that such Transfer complies in all respects with the requirements imposed by applicable federal and state securities laws and regulations.

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               (e)  Market Standoff. If in connection with any public offering
                    ---------------
of securities of the Company (or any Successor Entity), the underwriter or underwriters managing such offering so requests, then each Optionee and each Holder of Option Shares will agree to not sell or otherwise Transfer any such Shares (other than Shares included in such underwriting) without the prior written consent of such underwriter, for such period of time as may be requested by the underwriter.

          6.8  Rights of First Refusal and Repurchase.  The Company will have
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the following rights of first refusal and repurchase with respect to Option
Shares:

               (a) Right of First Refusal for Voluntary Transfer.  If any Holder
                   ---------------------------------------------
proposes to Transfer any Option Shares prior to the Initial Public Offering, other than in the case of a Permitted Transfer pursuant to Section 6.7(c) above or an Involuntary or Donative Transfer subject to Section 6.8(b) below, the Company will have an assignable right of first refusal to purchase all or any portion of such Shares on the terms and conditions set out in this Section 6.8(a). If the Company (or its assignee) elects to exercise such right, it will do so with respect to any particular Transfer of Shares in the following manner:

                   (i) Before any such Transfer, the Holder proposing to Transfer such Shares will deliver a notice of proposed Transfer (a "Proposed Transfer Notice") to the Company stating: (A) the number of Option Shares that the Holder proposes to Transfer; (B) the Holder's bona fide intention to Transfer such Shares; (C) the names and addresses of the Holder and the proposed Transferee (and subsequently such other information regarding such transferee as the Company reasonably requests); (D) the manner and date of such proposed Transfer; (E) the bona fide cash price and/or other consideration (and the fair market value thereof) per share, if any, that such Transferee has offered to pay the Holder for such Shares (the "Offered Price"); and (F) such other terms, including payment terms, and conditions, if any, as were included in such offer (the "Offered Terms").

                   (ii) The Company (or its assignee) may exercise its right of first refusal under this Section 6.8(a) at any time not more than 20 days after the Company has received the Proposed Transfer Notice with respect to such Shares. If the Company (or its assignee) elects to exercise such right it will do so by delivering to the Holder of such Shares a notice of such election and a closing date that is no more than 30 days after receipt of the Proposed Transfer Notice (or such later date as the Transferee may have offered or on which the Transfer is otherwise scheduled to occur).

                   (iii) At the closing of the sale of the Shares to the Company (or its assignee), to be held at its principal executive offices, the Company (or its assignee) will pay the Holder of the Shares, in cash, the purchase price equal to the Offered Price, subject to an appropriate adjustment to take into account any deferred payment terms that were included in the Offered Terms; provided that if the Offered Price includes any non-cash consideration, the value thereof for purposes of this Section 6.8(a) will be determined in good faith by the Board.

                   (iv) If the Company (including its assignees) fails or refuses to exercise its rights under this Section 6.8(a) with respect to any Shares that are the subject of any Proposed Transfer Notice, then the Holder will have the right to Transfer such Shares to the Transferee named in such Notice at the Offered Price and upon such Offered Terms as were set forth

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

in such Notice; provided that such Transfer must be completed within 90 days after the Company has received the Proposed Transfer Notice with respect to such Shares.

               (b) Right of First Refusal for Involuntary or Donative Transfer.
                   -----------------------------------------------------------
Following any Involuntary Transfer or Donative Transfer (other than a Permitted Transfer) of Option Shares (the "Transferred Shares") prior to the Initial Public Offering, the Company will have the assignable right to purchase from the Transferee of the Transferred Shares all or a portion of such Shares for a purchase price that is equal to the Fair Market Value of those Shares as of the date of such Transfer, as determined in good faith by the Board. If the Company (or its assignee) elects to exercise such right, it will do so in the following manner:

                   (i) Promptly after such Transfer, the transferor of the Transferred Shares will deliver, or will cause the Transferee to deliver, a notice (a "Completed Transfer Notice") to the Company stating: (A) the number of Transferred Shares; (B) the names and addresses of the transferor and the Transferee (and subsequently such other information regarding the Transferee as the Company reasonably requests); and (C) the manner, circumstances and date of such Transfer.

                   (ii) The Company (or its assignee) may exercise its rights under this Section 6.8(b) at any time not more than 90 days after the Company has received the Completed Transfer Notice with respect to the Transferred Shares. If the Company (or its assignee) elects to exercise such rights it will do so by delivering to the Transferee a notice of such election, specifying the number of Transferred Shares to be purchased and a closing date that is no more than 60 days after the giving of such notice.

                   (iii) At such closing, to be held at the Company's principal executive offices, the Company (or its assignee) will pay the Transferee the purchase price in cash.

               (c) Repurchase Following a Termination of Eligibility Status.
                   --------------------------------------------------------
Following any Termination of Eligibility Status of the original Holder of any Option Shares, the Company will have the assignable right (but not the obligation) to purchase from the current Holder of those Option Shares (except to the extent that such Shares previously were transferred in a transaction as to which Section 6.8(a) or (b) applied), all or a portion of such Shares for a purchase price that is equal to (1) in the case of Unvested Shares pursuant to
Section 5(c)(viii) above, the Exercise Price paid for those Shares, and (2) in the case of Vested Shares, or Option Shares that were never subject to Vesting pursuant to Section 5(c)(viii) above, the greater of (A) the Exercise Price paid for those Shares, or (B) the Fair Market Value of those Shares as of the date of such Termination of Eligibility Status, provided that such right to purchase Vested Shares shall terminate upon the Initial Public Offering. Such right will be exercisable in the following manner:

                   (i) The Company (or its assignee) may exercise its right of repurchase under this Section 6.8(c) at any time not more than 90 days after the effective date of such Termination of Eligibility Status (or in the case of Shares issued upon the exercise of Options after such Termination of Eligibility Status, a period of 90 days after the date of the exercise). If the Company (or its assignee) elects to exercise such purchase rights it will do so by delivering to the Holder of such Shares a notice of such election, specifying the number of Shares to be purchased and a closing date that is within such 90-day period.

                   (ii) At such closing, the Company (or its assignee) will pay the Holder of the Shares, the purchase price, as specified in this Section 6.8(c), in cash, or by cancellation of

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indebtedness to the Company, if any, incurred by the original Holder of the
Option Shares to purchase such Shares, or both, at a closing to be held at the Company's principal executive offices on the date specified in such notice, provided that if the Holder of the Shares is not an employee of the Company or any of its Subsidiaries, or is an officer, director or affiliate thereof, the purchase price may be paid, in whole or in part, with an unsecured promissory note from the Company (or its assignee) with the following terms: term of two years; interest at the prime rate, payable annually; 50% of principal balance paid on first anniversary; balance paid on second anniversary.

               (d) Escrow.  For purposes of facilitating the enforcement of the
                   ------
restrictions on Transfer set forth in this Plan or in any Option Agreement, the Administrator may, at its discretion, require the Holder of Option Shares to deliver the certificate(s) for such Shares with a stock power executed by the Holder and the Holder's spouse (if required for Transfer), in blank, to the Secretary of the Company, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the Option Shares whose ownership they evidence are subject to any right of first refusal or repurchase under this Plan or under an Option Agreement, and will be released by the escrow holder to an Optionee (or to any permitted transferee of the Optionee) when they are no longer subject to any right of first refusal or repurchase under this Plan or under the Option Agreement. Each Optionee, by exercising an Option, thereby acknowledges that the Secretary of the Company is so appointed as the escrow holder with the foregoing authorities as a material inducement to the grant of an Option under this Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to an Option Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

          6.9  Change of Control Transactions.  In the event of a Change of
               ------------------------------
Control Transaction, the Company will attempt to cause the Successor Entity (or its parent or its Subsidiary) either to assume all of the Options which have been granted hereunder and which are outstanding as of the consummation of such transaction ("Closing"), or to issue (or cause to be issued) in substitution thereof comparable options of such Successor Entity (or of its parent or its Subsidiary). If the Successor Entity is unwilling to either assume such Options or grant comparable options in substitution for such Options, on terms that are acceptable to the Company as determined by the Board in the exercise of its discretion, then the Board may cancel all outstanding Options, and terminate this Plan, effective as of the Closing, provided that it will notify all Optionees of the proposed Change of Control Transaction a reasonable amount of time prior to the Closing so that each Optionee will be given the opportunity to exercise the Vested portion of his or her Option prior to the Closing. For purposes of this Section 6.9, the term "Change of Control Transaction" means a Business Combination in which less than 50% of the outstanding voting securities of the Successor Entity immediately following the Closing of the Business Combination transaction are beneficially held by those persons and entities in the same proportion as such persons and entities beneficially held the voting securities of the Company immediately prior to such transaction; the term "Business Combination" means a transaction or series of transactions consummated within any period of 90 days resulting in (A) the sale of all or substantially all of the assets of the Company, (B) a merger or consolidation or other reorganization of which the Company or a Subsidiary is a merging party, or (C) the sale or other change of beneficial ownership of at least 50% of the outstanding voting securities of the Company.

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          6.10  Additional Restrictions on Transfer; Investment Intent.  By
                ------------------------------------------------------
accepting an Option and/or Option Shares under this Plan, the Optionee will be deemed to represent, warrant and agree that, unless a registration statement is in effect with respect to the offer and sale of Option Shares: (a) neither the Option nor any such Shares will be freely tradeable and must be held indefinitely unless such Option and such Shares are either registered under the 1933 Act or an exemption from such registration is available; (b) the Company is under no obligation to register the Option or any such Shares; (c) upon exercise of the Option, the Optionee will purchase the Option Shares for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (d) no one else will have any beneficial interest in the Option Shares; (e) the Optionee has no present intention of disposing of the Option Shares at any particular time; and (f) neither the Option nor the Shares have been qualified under the securities laws of any state and may only be offered and sold pursuant to an exception from qualification under applicable state securities laws.

          6.11  Stock Certificates; Legends.  Certificates representing Option
                ---------------------------
Shares will bear all legends required by law and necessary or appropriate in the Administrator's discretion to effectuate the provisions of this Plan and of the applicable Option Agreement. The Company may place a "stop transfer" order against Option Shares until full compliance with all restrictions and conditions set forth in this Plan, in any applicable Option Agreement and in the legends referred to in this Section 6.11.

          6.12  Notices.  Any notice to be given to the Company under the terms
                -------
of an Option Agreement will be addressed to the Company at its principal executive office, Attention: Secretary, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to him or her at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, deposited, postage prepaid, in a post office or branch post office regularly maintained by the local postal authority.

          6.13   Other Provisions.  Each Option Agreement may contain such other
                 ----------------
terms, provisions and conditions, including restrictions on the Transfer of Option Shares, and rights of the Company to repurchase such Shares, not inconsistent with this Plan and applicable law, as may be determined by the Administrator in its sole discretion.

          6.14   Specific Performance.  Under those circumstances in which the
                 --------------------
Company chooses to timely exercise its rights to repurchase Option Shares as provided herein or in any Option Agreement, the Company will be entitled to receive such Shares in specie in order to have the same available for future issuance without dilution of the holdings of other shareholders of the Company. By accepting Option Shares, the Holder agrees that money damages will be inadequate to compensate the Company and its shareholders if such a repurchase is not completed as contemplated hereunder and that the Company will, in such case, be entitled to a decree of specific performance of the terms hereof or to an injunction restraining such holder (or such Holder's personal representative) from violating this Plan or Option Agreement, in addition to any other remedies that may be available to the Company at law or in equity.

     7.   Term of the Plan.  This Plan will become effective on the date of its
          ----------------
adoption by the Board, provided that this Plan is approved by the shareholders of the Company within 12 months before or after that date. If this Plan is not so approved by the shareholders of the

Company within that 12-month period of time, any Options granted under this Plan will be rescinded and will be void. This Plan will expire on the tenth anniversary of the date of its adoption by the Board or its approval by the shareholders of the Company, whichever is earlier, unless it is terminated earlier pursuant to Section 11 of this Plan, after which no more Options may be granted under this Plan, although all outstanding Options granted prior to such expiration or termination will remain subject to the provisions of this Plan. No such expiration or termination of this Plan will result in the expiration or termination of any such Option prior to the expiration or early termination of the applicable Option Term.

     8.   Adjustments Upon Changes in Stock.  In the event of any change in the
          ---------------------------------
outstanding Shares of the Company as a result of a stock split, reverse stock split, stock bonus or distribution, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in: (a) the aggregate number of Shares that are reserved for issuance in the Option Pool pursuant to Section 4 above, under outstanding Options or future Options granted hereunder; (b) the Exercise Price and the number of Option Shares that may be acquired under each outstanding Option granted hereunder; and (c) other rights and matters determined on a per share basis under this Plan or any Option Agreement evidencing an outstanding Option granted hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional Shares or securities convertible into or exchangeable for Shares.

     9.   Modification, Extension and Renewal of Options.  Subject to the terms
          ----------------------------------------------
and conditions and within the limitations of this Plan, the Administrator may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the Optionee, alter or impair any rights or obligations under any outstanding Option.

     10.  Governing Law; Venue.  The internal laws of the State of California
          --------------------
(irrespective of its choice of law principles) will govern the validity of this Plan, the construction of its terms and the interpretation of the rights and duties of the parties hereunder and under any Option Agreement. Any party may seek to enforce its rights under this Plan or any Option Agreement entered into under this Plan in any court of competent jurisdiction located within the judicial district in which the Company has a regular place of business.


     11.   Amendment and Discontinuance.  The Board may amend, suspend or
           ----------------------------
discontinue this Plan at any time or from time to time; provided that no action of the Board will, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to Section 8 hereof) the maximum aggregate number of Option Shares in the Option Pool, materially increase the benefits accruing to Eligible Participants, or materially modify the category of, or eligibility requirements for, persons who are Eligible Participants. However, no such action may alter or impair any Option previously granted under this Plan without the consent of the Optionee, nor may the number of Option Shares in the Option Pool be reduced to a number that is less than the aggregate number of Option Shares (a) that may be issued pursuant to the exercise of all outstanding and unexpired Options granted hereunder, and (b) that have been issued and are outstanding pursuant to the exercise of Options granted hereunder.

     12.   Information Provided by Company.  Prior to the date on which the
           -------------------------------
Company is required to file its annual financial statements with the Securities and Exchange Commission under the Securities Exchange Act of 1934, the Company annually will provide the Company's financial statements (which statements need not be audited) to each Optionee, and each Optionee will, by virtue of entering into an Option Agreement, be deemed to have agreed (and to cause any advisers to whom the Optionee proposes to make such information available to agree) to keep such information confidential and not to use, disclose or copy such information for any purpose whatsoever other than determining whether to exercise an Option. The Company deems such financial statements to be the valuable trade secrets of the Company, and in the event of any wrongful use, disclosure or other breach of the obligation to maintain the confidentiality of such financial information, the Company may seek to enforce all of its available legal and equitable rights and remedies, and may notify local law enforcement officials that a criminal misappropriation of the Company's trade secrets has taken place.

     13.  No Shareholder Rights.  No rights or privileges of a shareholder in
          ---------------------
the Company are conferred by reason of the granting of an Option. No Optionee will become a shareholder in the Company with respect to any Option Shares unless and until the Option has been properly exercised and the Exercise Price fully paid as to the portion of the Option exercised.

Date Plan Adopted by Board of Directors:           October _____, 1999

Date Plan Approved by the Shareholders:            October _____, 1999

                                 DoveBid, Inc.
                            1999 Stock Option Plan

                                   Exhibit A
                                  Definitions
                                  -----------

          "Administrator" has the meaning set forth in Section 5 of the Plan.

          "Board" means the Board of Directors of the Company.

          "Business Combination" has the meaning set forth in Section 6.9 of the Plan.

          "Change of Control Transaction" has the meaning set forth in Section
6.9 of the Plan.

          "Closing" has the meaning set forth in Section 6.9 of the Plan.

          "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of the Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

          "Company" means DoveBid, Inc., a Delaware corporation.

          "Completed Transfer Notice" has the meaning set forth in Section 6.8(b) of the Plan.

          "Disability" means any physical or mental disability which results in a Termination of Eligibility Status under applicable law, except that for purposes of Section 6.1(c) of the Plan, the term "Disability" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          "Donative Transfer" with respect to Option Shares means any voluntary Transfer by a transferor other than for value or the payment of consideration to the transferor.

          "Eligible Participants" has the meaning set forth in Section 3 of the Plan.

          "Exercise Price" has the meaning set forth in Section 5(c)(iii) of the Plan.

          "Fair Market Value" means, with respect to the Shares and as of the date that is relevant to such a determination (e.g., on the Grant Date), the market price per share of such Shares determined by the Administrator, consistent with the requirements of Section 422 of the Code (if applicable) and to the extent consistent therewith, as follows: (a) if the Shares are traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (b) if the Shares are traded over-the-counter on the date in question and are classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date; (c) if the Shares are traded over-the-counter on the date in question but are not classified as a national market issue, then the Fair Market Value will be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and (d) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the

Administrator in good faith on such basis as it deems appropriate, taking into consideration the provisions of Section 260.140.50 of Title 10 of the California Code of Regulations.

          "Grace Period" has the meaning set forth in Section 5(c)(v) of the Plan.

          "Grant Date" means, with respect to an Option, the date on which the Option Agreement evidencing that Option is entered into between the Company and the Optionee, or such other date as may be set forth in that Option Agreement as the "Grant Date" which will be the effective date of that Option Agreement.

          "Holder" means the holder of any Option Shares.

          "Initial Public Offering" means the closing of the first sale of securities of the Company, or of any Successor Entity, to the public, through a firm commitment underwriting, pursuant to an effective registration statement filed with the Securities and Exchange Commission under the 1933 Act.

          "Involuntary Transfer" with respect to Option Shares includes, without limitation, any of the following: (a) an assignment of the Shares for the benefit of creditors of the transferor; (b) a Transfer by operation of law; (c) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor; (d) a Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are Transferred or awarded to the spouse of the transferor or are required to be sold; or (e) a Transfer resulting from the filing by the transferor of a petition for relief, or the filing of an involuntary petition against the transferor, under the bankruptcy laws of the United States or of any other nation.

          "ISO" means an "incentive stock option" as defined in Section 422 of the Code.

          "1933 Act" means the Securities Act of 1933, as amended.

          "Offered Price" has the meaning set forth in Section 6.8(a) of the Plan.

          "Offered Terms" has the meaning set forth in Section 6.8(a) of the Plan.

          "Option" means an Option granted pursuant to this Plan.

          "Option Agreement" has the meaning set forth in Section 1 of the Plan.

          "Option Pool" has the meaning set forth in Section 4 of the Plan.

          "Option Shares" means Shares acquired pursuant to the exercise of an Option, provided that for purposes of Section 6.7 and Section 6.8 of the Plan, the term "Option Shares" includes all Shares issued by the Company to a Holder (or his, her or its predecessor) by reason of such holdings, including any securities which may be acquired as a result of a stock split, stock dividend, and other distributions of Shares in the Company made upon, or in exchange for, other securities of the Company.

          "Option Term" has the meaning set forth in Section 5(c)(iv) of the Plan.

          "Optionee" means the person to whom an Option is granted and any permitted transferee.

          "Permitted Transfer" has the meaning set forth in Section 6.7(c) of the Plan.

          "Plan" has the meaning set forth in Section 1 of the Plan.

          "Proposed Transfer Notice" has the meaning set forth in Section 6.8(a) of the Plan.

          "Shares" has the meaning set forth in Section 1 of the Plan.

          "Subsidiary" has the same meaning as "subsidiary corporation" as defined in Section 424(f) of the Code.

          "Successor Entity" means a corporation or other entity that acquires all or substantially all of the assets of the Company, or which is the surviving or parent entity resulting from a Business Combination, as that term is defined in Section 6.9 of the Plan.

          "Tax Withholding Liability" in connection with the exercise of any Option means all federal and state income taxes, social security taxes, and any other taxes applicable to the compensation income arising from the transaction, required by applicable law to be withheld by the Company.

          "10% Shareholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in
Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company and/or of its Subsidiaries.

          "Termination for Cause" means (a) in the case of an Optionee who is an employee of the Company and/or any of its Subsidiaries, a termination by the employer of the Optionee's employment for "cause" as defined by applicable law, by any contract of employment or the Option Agreement, or pursuant to the "For Cause Standard" set forth below, (b) in the case of an Optionee who is or which is an advisor, consultant or independent contractor to the Company or any of its Subsidiaries, a termination of the services relationship by the hiring party for "cause" or breach of contract, as defined by applicable law, by any contract between the parties or the Option Agreement, or pursuant to the "For Cause Standard" set forth below, and (c) in the case of an Optionee who is a director of the Company or any of its Subsidiaries, removal of such person from the board of directors by action of the shareholders (or, if permitted by applicable law and the articles, bylaws or other organic documents of the Company or the Subsidiary, as the case may be, or pursuant to applicable law, by the other directors). The "For Cause Standard" referred to above means the good faith determination of the Board that the Optionee has engaged in any act which breaches any fiduciary duty to the Company, any of its Subsidiaries or their shareholders, or in any act involving dishonesty or moral turpitude, or in any act that materially and adversely affects the business, affairs or reputation of the Company or any of its Subsidiaries.

          "Termination of Eligibility Status" means (a) in the case of any employee of the Company or any of its Subsidiaries, a termination of his or her employment, whether by the employee or employer, and whether voluntary or involuntary, including without limitation as a result of the death or Disability of the employee, (b) in the case of any advisor, consultant, or independent contractor of the Company or any of its Subsidiaries, the termination of the services relationship pursuant to any contract between the parties or otherwise under applicable law, and (c) in the case of any director of the Company or any of its Subsidiaries, the death of or resignation by the director or his or her removal from the board in the manner provided by the articles of incorporation, bylaws or other organic documents of the Company or Subsidiary, or otherwise in accordance with applicable law.

          "Transfer" with respect to Option Shares, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of those Shares, including any Involuntary Transfer, Donative Transfer or transfer by will or under the laws of descent and distribution.

          "Transferee" means a person to whom Shares are transferred.

          "Transferred Shares" has the meaning set forth in Section 6.8(b) of the Plan.

          "Unvested Option" has the meaning set forth in Section 5(c)(vii) of the Plan.

          "Unvested Shares" has the meaning set forth in Section 5(c)(viii) of the Plan.

          "Vested Option" has the meaning set forth in Section 5(c)(vii) of the Plan.

          "Vested Shares" has the meaning set forth in Section 5(c)(viii) of the Plan.

                                 DOVEBID, INC.

                             STOCK OPTION AGREEMENT

        This Agreement is entered into as of _______, 2000 (the "Grant Date"), between DoveBid, Inc., a Delaware corporation (the "Company"), and ________ ("Optionee").

        The parties agree as follows:


        1. Option Grant. Subject to all of the terms and conditions of this
           --------------
Agreement and of the Company's 1999 Stock Option Plan (the "Option Plan"), Optionee will have an option (the "Option") to purchase the number of shares of the Company's common stock (the "Shares"), for an exercise price per share (the "Exercise Price") as set forth below:


          Number of Shares subject to the Option:                      ___

          Exercise Price per Share:                                   $ __

          Vesting Start Date                                   _____, 2000

        This Option will have an Expiration Date of the tenth anniversary of the Grant Date (subject to earlier termination as provided in the Option Plan).
This Option is intended to be treated as an Incentive Stock Option ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

        2.  Vesting and Exercise.
            --------------------

            (a)  Vesting.  Initially, the entire Option will be "Unvested"
                 -------
within the meaning of the Option Plan; portions of the Option will become "Vested" within the meaning of the Option Plan on the following schedule, provided that Optionee does not suffer a Termination of Eligibility Status prior to each such vesting date:

               (i) 25% of the Shares will become Vested as of the first anniversary of the Vesting Start Date; and

               (ii) the remaining 75% of the Shares will become Vested in equal increments of 6-1/4% for each subsequent three month period, such that 100% of the Option will be a Vested Option on the fourth anniversary of the Vesting Start Date.
            (b) Notice of Exercise. Optionee or Optionee's representative may exercise the Option by giving written notice to the Company pursuant to Section 6.5(a) of the Option Plan using the specified form of notice of exercise attached to this Agreement as Exhibit A. The notice must be signed by the person
                              ---------
exercising the Option. (If the Option is being exercised by the representative of Optionee, the notice must be accompanied by proof reasonably satisfactory to the Company of the representative's right to exercise the Option.) Payment of the Exercise Price must accompany the notice and must be in any of the following forms: (i) cash or a check made payable to the Company; or (ii) the delivery of such other form of payment approved by the Administrator.

            (c)  Withholding Taxes.  To the extent required by applicable
                 -----------------
federal, state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, Optionee will make arrangements reasonably satisfactory to the Company for the payment of any withholding tax obligations that arise by reason of such exercise.
            (d)  Issuance of Option Shares.  Subject to the provisions of the
                 -------------------------
Option Plan, after receiving a proper notice of exercise and payment of the applicable Exercise Price and withholding taxes, the Company will cause to be issued a certificate or certificates for the Option Shares as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option. The Company will cause such certificate or certificates to be delivered to such person.

    3.  Representations and Warranties of Optionee.  Optionee hereby
        ------------------------------------------
represents and warrants that: (a) Optionee is acquiring the Option granted hereby, and will acquire any Shares obtained upon exercise of the Option, for investment purposes only, for Optionee's own account, and with no view to the distribution thereof; (b) Optionee understands that the Option and the Shares that may be acquired by exercising the Option ("Option Shares") have not been registered under the Securities Act of 1933, as amended (the "1933 Act") and that the Option and the Option Shares are not freely tradeable and must be held indefinitely, unless they are either registered under the 1933 Act or an exemption from such registration is available; (c) Optionee understands that the Company is under no obligation to register the Option or the Option Shares; and
(d) Optionee understands that the Option and the Option Shares have not been qualified under the securities laws of any state and are to be offered and sold pursuant to an exception from qualification under applicable state securities laws.

    4.  No Employment Rights. This Agreement gives Optionee no right to be
        --------------------
retained as an employee of the Company or its Subsidiaries.

    5.  Terms of the Option Plan.  Optionee understands that the Option
        -----------------------
Plan includes important terms and conditions that apply to the Option, including the following: the right of Optionee to exercise the Option; important restrictions on the ability of Optionee to transfer the Option or to transfer any of the Option Shares received upon exercise of the Option; early termination of the Option following the occurrence of certain events, including Optionee's Termination of Eligibility Status with the Company or its Subsidiaries; and the right of the Company to repurchase Option Shares pursuant to the terms set forth in the Plan. Optionee acknowledges having read the Option Plan and agrees to be bound by its terms. Optionee further acknowledges that the Company has given no tax advice concerning the Option and has advised Optionee to consult with his or her own tax or financial advisor about the tax treatment of the Option and its exercise.

     6. Miscellaneous. Capitalized terms not otherwise defined in this
        -------------
Agreement will have the meanings set forth in the Option Plan. Neither this Agreement nor the Option is assignable by either party, except as expressly provided in this Agreement or in the Option Plan.

All of the covenants and provisions of this Agreement by or for the benefit of the Company or Optionee will bind and inure to the benefit of their respective successors. This Agreement (including the Option Plan) constitutes the final and complete expression of all of the terms of the understanding between the parties hereto concerning the subject matter hereof. This Agreement may not be modified, amended, altered or supplemented except by means of the execution and delivery of a written instrument mutually executed by the Company and Optionee. This Agreement will be construed and governed by the substantive laws of the State of California.

     The parties have entered into this Agreement as of the Grant Date.

                                    DOVEBID, INC.

                                    By:
                                       -------------------------------

                                    Title:  Vice President and General Counsel

                                    Optionee:
                                    --------

                                    ----------------------------------
                                    (Signature)
                                    ________
                                    (Name)

                                    Address:

                                    -----------------------------------

                                    -----------------------------------

                                    Social Security No.:
                                                         --------------


Attachments:     (1)    Consent of Spouse
                 (2)    1999 Stock Option Plan

Exhibit A:  Form of Notice of Exercise of Stock Option

                               CONSENT OF SPOUSE
                               -----------------

        I am the spouse of _________________, who has entered into the Stock Option Agreement with DoveBid, Inc. (the "Company"). Capitalized terms not defined herein will have the meanings set forth in such Agreement, or in the Company's 1999 Stock Option Plan (the "Option Plan"), which forms a part of such Agreement.

        I have read and understand the Stock Option Agreement and the Option Plan. I acknowledge that, by executing this Consent, I am bound by the Stock Option Agreement and the Option Plan, as to any and all interests I may have in the Option Shares. In particular, I understand and agree that the Option Shares (including any interest that I may have therein) are subject to certain repurchase rights by the Company and certain restrictions on transfer.

        I also agree with my spouse and the Company that if my spouse and I ever get divorced or enter into any marital property settlement agreement, or if my spouse or I ever seek a decree of separate maintenance, to the extent my spouse has or can obtain assets other than the Option Shares in amounts and of value sufficient to settle or satisfy any marital property claims I may have in the value of the Option Shares, I will accept such other assets in settlement of those claims.

        I agree that I will not do anything to try to prevent the operation of any part of the Stock Option Agreement or the Option Plan. I acknowledge that I have had an opportunity to obtain independent counsel to advise me concerning the matters contained herein.


                                         ------------------------------
                                         (Signature)


                                         Name:
                                               -------------------------

                                         Date:
                                               -------------------------

                                                                       Exhibit A
                                                                       ---------

                                 DOVEBID, INC.

                       NOTICE OF EXERCISE OF STOCK OPTION

To the Secretary of DoveBid, Inc.

        The undersigned holder of an Option to purchase shares of common stock of DoveBid, Inc. (the "Company"), hereby irrevocably elects to exercise the purchase rights represented by such Option, and to purchase _________ shares of common stock of the Company. The undersigned makes payment of $_____________ in the form of a check made payable to the Company, and requests that the certificates for such shares be issued in the name of and delivered to the undersigned at the address set forth below.

        The undersigned acknowledges that the shares being purchased (the "Option Shares") are subject to substantial restrictions on transfer set forth in the Company's 1999 Stock Option Plan (the "Plan") and agrees to be bound by the terms and conditions of said Plan and the Stock Option Agreement entered into by and between the Company and the undersigned. The undersigned further represents, warrants and acknowledges that, unless a registration statement is in effect with respect to the sale of Option Shares: (i) those Option Shares are not freely tradeable and must be held indefinitely unless or an exemption from such registration is available; (ii) the Company is under no obligation to register those Option Shares; (iii) the undersigned is purchasing the Option Shares for his or her own account and not with a view to or for sale in connection with any distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Shares; and (v) the undersigned has no present intention of disposing of the Option Shares or any interest therein at any particular time.


Dated:  _______________
                              ------------------------------------------------
                              (Signature)

                              ------------------------------------------------
                              Print name exactly as to be shown on certificate

                              Address:
                                       ---------------------------------------

                                       ---------------------------------------